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                                                                    EXHIBIT 99.2

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.



                                                           CUSIP NO. 78412D AA 7


                               SEMCO ENERGY, INC.

                              SERIES 8% SENIOR NOTE
                                    DUE 2010


Principal Amount:          $30,000,000

Regular Record Date:       The fifteenth calendar day, whether or not a Business
                           Day, prior to the Interest Payment Date

Original Issue Date:       April 17, 2000

Maturity:                  April 30, 2010

Interest Payment Dates:    Semi-annually on each April 30 and October 31,
                           commencing on October 31, 2000

Interest Rate:             8% per annum

Authorized Denomination:   $1,000 or any integral multiples thereof

Place of Payment:          Any designated office of the Trustee, including such
                           office located in the Borough of Manhattan.

         SEMCO Energy, Inc., a Michigan corporation (the "Corporation", which term includes any successor corporation under the Indenture referred to on the reverse hereto), for value received, hereby promises to pay to __________________________ or its registered assigns, the principal sum of THIRTY MILLION DOLLARS ($30,000,000) on the Maturity shown above, unless redeemed prior thereto as hereinafter provided, and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, in arrears on each Interest Payment Date as specified above in each year, commencing on October 31, 2000, at the rate per annum shown above (the "Interest Rate") until the principal hereof (and premium, if any) is paid or made available for payment and on any overdue principal (and premium, if any) and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Series 8% Senior Note (this "Security") is registered at the close of business on the Regular Record Date as specified above next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be mailed to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

         Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which principal (and premium, if any) or interest is payable on this Security is not a Business Day, then payment of the principal (and premium, if any) or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable.

         Payment of the principal (and premium, if any) of this Security, when due and payable, shall be made upon surrender of this Security, at any Place of Payment, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. At the option of the Corporation, all payments of principal may be made by check to the registered holder of the Security or such other person entitled thereto against surrender of such Security. Payment of interest will be made, at the option of the Corporation, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account maintained by the Person entitled thereto located inside the United States.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.


                                       2
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         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                       3
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         IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:  April 17, 2000


                                         SEMCO ENERGY, INC.


                                         By:
                                            -----------------------------------
                                                  William L. Johnson
                                                  Chairman of the Board and
                                                  Chief Executive Officer
Attest:

------------------------------------
Sherry L. Abbott, Secretary



                          CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                         BANK ONE TRUST COMPANY, NATIONAL
                                         ASSOCIATION, as Trustee


                                         By:
                                            -----------------------------------
                                            -----------------------------------


                                       4

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                           (Reverse Side of Security)


         This Security is one of a duly authorized issue of Securities of the Corporation (the "Securities"), issued and issuable in one or more series under an Indenture, dated as of October 23, 1998 (the "Indenture"), between the Corporation and Bank One Trust Company, National Association, successor to NBD Bank, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof as Series 8% Senior Notes Due April 30, 2010 (the "Series Notes") in the aggregate principal amount of up to $30,000,000. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

         The Securities of this Series are redeemable, in whole or in part, at any time on or after April 30, 2003 at a redemption price equal to: (1) 101% of the principal amount redeemed for redemptions occurring during the 12 months' period ending on April 29, 2004; and (2) 100% of the principal amount redeemed for redemptions occurring on or after April 30, 2004, plus in all instances any accrued and unpaid interest to the date of redemption.

         For purposes of this provision, a "Beneficial Owner" means the person who has the right to sell, transfer or otherwise dispose of an interest in a Series 8% Senior Note and the right to receive the proceeds therefrom, as well as the interest and principal payable to the holder thereof. In general, a determination of beneficial ownership in the Series 8% Senior Notes will be subject to the rules, regulations and procedures governing the depositary and institutions that have accounts with the depositary or a nominee thereof ("Participants").

         Unless the Series 8% Senior Notes have been declared due and payable prior to their maturity by reason of an event of default under the Indenture, the Representative (defined below) of a deceased Beneficial Owner has the right to request redemption of all or part of such Beneficial Owner's interest in the Series 8% Senior Notes. The request must be expressed in multiples of $1,000. The Corporation will redeem such Beneficial Owner's Series 8% Senior Notes subject to the following limitations. The Corporation will not be obligated to redeem during the period from the initial issuance of the Series 8% Senior Notes through and including March 31, 2001 (the "Initial Period"), and during any twelve-month period which ends on and includes each March 31 thereafter (each such twelve-month period being hereinafter referred to as a "Subsequent Period")
(i) on behalf of any deceased Beneficial Owner, any interest in the Series 8% Senior Notes which exceeds a principal amount of $30,000 and (ii) interests in the Series 8% Senior Notes in an aggregate principal amount exceeding


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$600,000. A request for redemption may be presented to the Trustee under the
Indenture by the Representative of a deceased Beneficial Owner at any time and in any principal amount in integral multiples of $1,000. Representatives of deceased Beneficial Owners must make arrangements with the Participant in the depositary through whom such interest is owned in order that timely presentation of redemption requests can be made by the Participant and, in turn, by the depositary, to the Trustee. If the Corporation, although not obligated to do so, chooses to redeem interests in the Series 8% Senior Notes of a deceased Beneficial Owner during the Initial Period or in any Subsequent Period in excess of the $30,000 limitation, such redemption, to the extent that it exceeds the $30,000 limitation for any deceased Beneficial Owner, shall not be included in the computation of the $600,000 aggregate limitation for such Initial Period or such Subsequent Period, as the case may be.

         Subject to the $30,000 and the $600,000 limitations, the Corporation will, upon the death of a Beneficial Owner, redeem the interest of such Beneficial Owner in the Series 8% Senior Notes within 60 days following receipt by the Trustee of a Redemption Request (defined below), including all supporting documentation, from such Beneficial Owner's representative, or surviving joint tenant(s), tenant(s) by the entirety or tenant(s) in common, or other persons entitled to effect a Redemption Request (each of which is a "Representative"). If, during the Initial period or any Subsequent Period, Redemption Requests exceed the aggregate principal amount of Series 8% Senior Notes required to be redeemed, then such excess Redemption Requests (subject in the case of the $30,000 limitation to the provisions of the last sentence of the preceding paragraph) will be applied to successive Subsequent Periods in order of receipt, regardless of the number of Subsequent Periods required to redeem such interests unless sooner withdrawn as described below.

         A request for redemption of an interest in the Series 8% Senior Notes may be made by delivering a request to the Participant in the depositary through whom the deceased Beneficial Owner owned such Series 8% Senior Notes, in form satisfactory to the Participant, together with evidence of the death of the Beneficial Owner and the authority of the Representative satisfactory to the Participant and the Trustee. A Representative of a deceased Beneficial Owner may make the request for redemption and shall submit such other evidence of the right to such redemption as the Participant or the Trustee shall require. The request shall specify the principal amount of Series 8% Senior Notes to be redeemed. A request for redemption in form satisfactory to the Participant and accompanied by the documents relevant to the request as above provided, together with a certification by the Participant that it holds the interest on behalf of the deceased Beneficial Owner with respect to whom the request for redemption is being made (a "Redemption Request"), must be provided to the depositary by a Participant, and the depositary will forward the request to the Trustee. Redemption Requests, including all supporting documentation, must be in the form satisfactory to the Trustee, and no request for redemption will be considered validly made until the Redemption Request and all supporting documentation, in form satisfactory to the Trustee, have been received by the Trustee.


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         The price to be paid by the Corporation for an interest in the Series
8% Senior Notes to be redeemed pursuant to the request of a Representative of a deceased Beneficial Owner is 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of payment. Subject to arrangements with the depositary, payment for interests in the Series 8% Senior Notes which are to be redeemed will be made to the depositary within 60 days following receipt by the Trustee of the Redemption Request, including all supporting documentation, and the Series 8% Senior Notes in the aggregate principal amount specified in the Redemption Requests submitted to the Trustee by the depositary which are to be fulfilled in connection with such payment. Any acquisition of Series 8% Senior Notes by the Corporation or its subsidiaries other than by redemption at the option of a Representative of a deceased Beneficial Owner shall not be included in the computation of either the $30,000 or the $600,000 limitation for the Initial Period or for any Subsequent Period.

         Interests in the Series 8% Senior Notes held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single Beneficial Owner, and the death of a tenant in common, tenant by the entirety or joint tenant will be deemed the death of a Beneficial Owner. The death of a person who, during such person's lifetime, was entitled to substantially all of the rights of a Beneficial Owner of the Series 8% Senior Notes will be deemed the death of the Beneficial Owner, regardless of the recordation of such interest on the records of the Participant in the depositary, if such rights can be established to the satisfaction of the Participant and the Trustee. Such interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other similar joint ownership arrangements, including individual retirement accounts or Keogh [H.R. 10] plans maintained solely by or for the decedent or by or for the decedent and any spouse, and trust and certain other arrangements where one person has substantially all of the rights of a holder during such person's lifetime.

         In the case of a Redemption Request which is presented on behalf of a deceased Beneficial Owner and which has not been fulfilled at the time the Corporation gives notice of its election to redeem the Series 8% Senior Notes, the Series 8% Senior Notes which are the subject of such Redemption Request shall not be eligible for redemption pursuant to the Corporation's option to redeem but shall remain subject to redemption pursuant to such Redemption Request. Subject to the provisions of the immediately preceding sentence, any Redemption Request may be withdrawn upon delivery of a written request for such withdrawal given to the Trustee by the depositary prior to payment for redemption of interests in the Series 8% Senior Notes by reason of the death of a Beneficial Owner.

           The Corporation is legally obligated to redeem Series 8% Senior Notes properly presented for redemption pursuant to a Redemption Request in accordance with and subject to the terms, conditions and limitations in the Indenture, as summarized above. The Corporation's redemption obligation is not cumulative. Nothing in the Indenture prohibits the Corporation from redeeming, in fulfillment of the

Redemption Requests made pursuant to the Indenture, Series 8% Senior Notes in excess of the principal amount that the Corporation is obligated to redeem, nor does anything in the Indenture prohibit the Corporation from purchasing any Series 8% Senior Notes in the open market. However, the Corporation may not use any Series 8% Senior Notes redeemed or purchased as described in the immediately preceding sentence as a credit against the Corporation's redemption obligation.

         Because of the limitations of the Corporation's requirement to redeem, no Beneficial Owner can have any assurance that his or her Series 8% Senior Notes will be paid prior to maturity.

         If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of any series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity and shall not have received during such 60-day period from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest hereon on or after the respective due dates expressed herein.

         The Indenture contains provisions for defeasance at any time of all or a portion of the indebtedness of the Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

         Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of any authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at any Place of Payment.

         Prior to the due presentment of a Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or Trustee may treat the registered Holder thereof as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to certain Indenture provisions) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Corporation, the Trustee nor any agent of the Corporation or the Trustee shall be affected by notice to the contrary.

         This Security shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with rights
         of survivorship and not as
         tenants in common

UNIF GIFT MIN ACT - ........................... Custodian.......................
                               (Cust)                        (Minor)

Under Uniform Gifts to Minors Act...............................................
                                                  (State)

  Additional abbreviations may also be used though not on the above list.

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         FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfers)
unto                      (please insert Social Security or other identifying
number of assignee).


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE


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the within Security and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:
      ------------------   -----------------------------------------------------

                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

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Signature(s) must be guaranteed by an eligible guarantor institution participating in a Securities Transfer Association's recognized signature guarantee program.